                                                                    Exhibit 4.27

                                                                  EXECUTION COPY

           Fifth Amendment and Waiver to the Credit Agreement and the
                             Intercreditor Agreement

          This Fifth Amendment and Waiver to The Credit Agreement and The Intercreditor Agreement dated as of April 11, 2003 (this "Fifth Amendment and Waiver"), is entered into among Exide Technologies, a Delaware corporation and a debtor and a debtor in possession (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party hereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and amends that certain Credit Agreement dated as of April 15, 2002 and amended as of a First Amendment dated as of May 17, 2002, a Second Amendment dated as of June 10, 2002, a Third Amendment and Waiver dated as of December 18, 2002, and a Fourth Amendment and Waiver dated as of March 31, 2003 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the Domestic Guarantors, the Lenders, the Issuers, and CUSA as Administrative Agent and Collateral Monitoring Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested (i) that certain provisions of the Credit Agreement be amended, (ii) that the Lenders waive compliance with certain provisions of the Credit Agreement and the Intercreditor Agreement and (iii) that certain transactions be permitted, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of (i) the Requisite Lenders is required to modify certain portions of the Credit Agreement and permit certain transactions as requested by the Company and (ii) the Super-Majority Lenders is required to waive certain provisions under the Intercreditor Agreement;

          NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

     Section 1. Fifth Amendment to the Credit Agreement. The Credit Agreement is, effective as of the Fifth Amendment Effective Date (as defined below), hereby amended as follows:

               (a) Article I of the Credit Agreement is amended by replacing the following defined term in its entirety with the following new defined term:

                    "Available Prepayment Amount" means, at any time,

                    (a) in respect of any Property Loss Event or any Asset Sale (other than any Asset Sale contemplated in clause (b) or (c) below), an amount equal to the excess, if any, of (i) the aggregate Net Cash Proceeds of all Asset Sales and Property Loss Events received by the Company or any Subsidiary thereof after the Closing Date over (ii) $10,000,000;

                    (b) in respect of any Asset Sale pursuant to clause (h) or clause (i) of Section 8.4 (Sale of Assets), an amount equal to the excess, if any, of (i) 100% of the Net Cash Proceeds of such Asset Sale received by a Foreign Subsidiary of the Company over (ii) the amount of such Net Cash Proceeds to be utilized for the working capital needs of such Foreign Subsidiary and the working capital needs of other Foreign Guarantors domiciled in such Foreign Subsidiary's country of origin;

                    (c) in respect of any Foreign Borrowing Base Asset Sale, an amount equal to 100% of the Net Cash Proceeds of such Asset Sale; and

                    (d) in respect of any Restricted Payment, an amount equal to 100% of the Net Cash Proceeds received by a Borrower.

               (b) Article I of the Credit Agreement is amended by adding the following new defined terms in the appropriate alphabetical order:

                    "Eligible Escrow Account" means an Escrow Account, denominated in Dollars, established by the Company for the deposit of European Cash Proceeds that the Company has requested, and the Administrative Agent, in its sole discretion has agreed will, be included in the calculation of the Foreign Borrowing Base and which (i) satisfies the requirements for eligibility set forth in clause (e) of the definition of Foreign Borrowing Base and (ii) is otherwise in form and substance satisfactory to the Administrative Agent in its sole discretion.

                    "Eligible Escrow Account Availability" means that portion of the Foreign Borrowing Base based upon subsection (e) of the definition of Foreign Borrowing Base.

                    "Eligible European Cash Proceeds" means European Cash Proceeds held by the Escrow Agent in an Eligible Escrow Account so long as (and solely to the extent that) the Disbursement Condition (as defined in the Intercreditor Agreement) has been waived by the Standstill Lenders with respect to such European Cash Proceeds (and no other conditions are imposed upon the use of such proceeds) and to the extent that any Foreign Subsidiary borrows amounts based on the inclusion of such European Cash Proceeds in the computation of the Foreign Borrowing Base.

                    "North American Smelters" means those smelters located in Cannon Hollow, Missouri and Frisco, Texas which are currently included in the Domestic Borrowing Base as Eligible Real Property.

               (c) Article I of the Credit Agreement is amended by deleting, in the definition of "Foreign Borrowing Base" subsection (e) thereof and replacing it with the following:

                    "(e) a percentage (to be determined in the sole discretion of the Administrative Agent) up to 95% of the aggregate Eligible European Cash Proceeds held by the Escrow Agent in any Eligible Escrow Account on terms and conditions satisfactory to the Administrative Agent and in connection with which the Collateral Agent, for the benefit of the Secured Parties has a first priority, perfected security interest in any related beneficial interest of any Foreign Subsidiary in such Eligible Escrow Account (or an equivalent security interest) (as confirmed by an opinion of counsel to the Company, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent)"

               (d) Section 2.9(g) of the Credit Agreement is deleted in its entirety and replaced with the following:

                    "Upon receipt by any Foreign Subsidiary of any Net Cash Proceeds arising from any Other Foreign Asset Sale or Foreign Non-Borrowing Base Asset Sale, the Company shall cause such Foreign Subsidiary to pay the Available Prepayment Amount of such proceeds to the Escrow Agent to be held in the Escrow Account and applied, paid over and distributed in accordance with Section 4 of the Intercreditor Agreement.

               (e) Section 2.9(h) of the Credit Agreement is deleted in its entirety and replaced with the following:

                    "Subject to the provisions of Section 2.13(g) (Payments and Computations), any Net Cash Proceeds held by the Administrative Agent and required to be applied in accordance with this clause (h) shall be applied as follows:

          first, to prepay Foreign Intercompany Loans to the extent actually advanced to such Foreign Subsidiary by the Company under the Foreign Sublimit pursuant to clauses (i) and (j) of Section 8.1 (Indebtedness);

          second, to prepay Foreign Intercompany Loans to the extent actually advanced to such Foreign Subsidiary by the Company under the Foreign Revolving Credit Facility pursuant to clauses (h) and (j) of Section 8.1 (Indebtedness);

          third, in accordance with Section 4.3(b)(ii) of the Intercreditor Agreement; and
          fourth, in accordance with Section 4.3(b)(iii) of the Intercreditor Agreement."

     Section 2. Consent and Waiver to the Credit Agreement.

          Effective as of the Fifth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Administrative Agent and the Requisite Lenders hereby consent to the following transactions and grant a waiver in respect thereof as follows:

               (i) The Administrative Agent and the Requisite Lenders hereby consent to (1) the sale by Deutsche Exide GmbH ("Deustche Exide") to SAFT Participations SA (France), a subsidiary of Alcatel Group of France of the shares of Friemann & Wolf Batterietechnik GmbH (Germany) ("FriWo") for a total of approximately (euro)11,500,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion (the "FriWo Sale"), (2) the sale to SAFT Batterias, S.L. of certain assets of Electro Mercantil Industrial S.L. (Spain) ("Electro Mercantil") for a total of
     (euro)3,000,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion (such sale hereinafter referred to as the "Electro Mercantil Sale") and (3) the sale to SAFT Ferak (Czech Republic) of certain assets of Centra SA (Poland) ("Centra") for a total of
     (euro)500,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion (such sale hereinafter referred to as the "Centra Sale");

               (ii) The Administrative Agent and the Requisite Lenders hereby consent to (1) the sale to Metalurgica de Medina SA for approximately
     (euro)25,000,000, in cash or such other consideration acceptable to the Administrative Agent in its sole discretion, of the San Esteban de Gormaz smelter and the Oxivolt breaker located in Spain and owned by Sociedad Espanola Del Acumulador Tudor, S.A. ("Tudor") (such sale hereinafter referred to as the "Metalurgica Sale"), (2) the closure of (x) the Sonalur smelter in Azambuja, Portugal and (y) the Cubas de la Sagra smelter near Madrid, Spain, and (3) the sale of the real property in Cubas de la Sagra, Spain owned by Tudor for a total of approximately (euro)10,000,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion (such sale herein after referred to as the "Cubas Real Property Sale");

               (iii) The Administrative Agent and the Requisite Lenders hereby consent to the release of liens on the sale of the property located in Cwmbran, Wales owned by Big Batteries Limited upon the closing of the sale thereof; provided however that such consent to the release of liens shall be effective only subsequent to the receipt of the proceeds from such sale by Big Batteries Limited;

               (iv) The Administrative Agent and the Requisite Lenders hereby consent to the sale of receivables by Exide Automotive S.A., CMP Batterijen S.A. and Exide Technologies Nederland B.V. and consent to the release of liens on such receivables solely for participation in the European A/R Facility and consistent with Section 8.4(g) (Sale of Assets) of the Credit Agreement;

               (v) The Administrative Agent and the Requisite Lenders hereby waive the requirements of Section 2.9(g) (Mandatory Prepayments) solely with respect to Net Cash Proceeds received by a Foreign Subsidiary with respect to (a) Net Cash Proceeds received by Deutsche Exide with respect to the Friwo Sale (the "FriWo Sale Proceeds"), (b) Net Cash Proceeds received by Electro Mercantil with respect to the Electro Mercantil Sale (the "Electro Mercantil Sale Proceeds"), and (c) Net Cash Proceeds received by Centra with respect to the Centra Sale (the "Centra Sale Proceeds");

               (vi) The Administrative Agent and the Requisite Lenders hereby waive the requirements of Section 8.1 (Indebtedness), Section 8.2 (Liens, Etc.), Section 8.3 (Investments), Section 8.4 (Sale of Assets) and Section
     8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement solely with respect to the completion of the transactions as set forth in clauses (i) through (iii) above; and

               (vii) The Administrative Agent and the Requisite Lenders hereby agree that no part of the aggregate consideration received for the sales of assets contemplated hereby shall be applied to the $10,000,000 limit referred to in Section 8.4(k) (Sale of Assets) of the Credit Agreement.

     Section 3. Consent and Waiver to the Intercreditor Agreement.

          Effective as of the Fifth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein:

               (i) The Administrative Agent and the Super-Majority Lenders hereby waive the requirements of Section 4.1(b) of the Intercreditor Agreement solely with respect to any Net Cash Proceeds (i) received by Electro Mercantil with respect to the Electro Mercantil Sale (the "Electro Mercantil Sale Proceeds") and (ii) Centra with respect to the Centra Sale (the "Centra Sale Proceeds")

               (ii) The Administrative Agent and the Requisite DIP Lenders (as that term is defined in the Intercreditor Agreement) hereby consent to the signing by the Pre-Petition Agent (on behalf of the Pre-Petition Lenders) of the Release Agreement relating to a Share Pledge Agreement dated 23 December 1997 to release its Lien on those shares of FriWo stock which are to be sold through the FriWo Sale.

     Section 4. Amortization of North American Smelters

          The Company hereby duly acknowledges that, beginning 60 days after the Fifth Amendment Effective Date, the $12,517,578 currently included in the calculation of Domestic Availability based on the North American Smelters shall be subtracted from the calculation of Domestic Availability at a rate of (i) $1,600,000 per week for seven weeks and (ii) a final subtraction of $1,317,578 the week thereafter until such time as no remaining Domestic Availability is based on the North American Smelters.

     Section 5. Covenants.

          The Company and each Loan Party a party hereto agrees with the Lenders and the Administrative Agent to each of the following:

               (i) The Company shall provide a description of the nature and material terms and conditions of each of the transactions contemplated hereby including a detailed description of the structure of each transaction showing the flow of funds of such transaction no later than three days before the consummation of such transaction.

               (ii) Immediately following the consummation of the FriWo Sale, Deutsche Exide shall immediately deposit the FriWo Sale Proceeds (a) in the event the FriWo Sale is fully consummated no later than 60 days after the Fifth Amendment Effective Date, into an Eligible Escrow Account in the United Kingdom, in the name of Euro Exide Corporation Ltd. ("Euro Exide"), or (b) in the event that the FriWo Sale is fully consummated thereafter, in the sole discretion of the Administrative Agent, either (x) in an Escrow Account in accordance Section 2.9(g) (Mandatory Prepayments) of the Credit Agreement (as amended hereby) or (y) in accordance with Section 5(ii)(a) hereto.

               (iii) Immediately following the consummation of the Electro Mercantil Sale, the Electro Mercantil Sale Proceeds shall (a) in the event that the Electro Mercantil Sale is fully consummated no later than 60 days after the Fifth Amendment Effective Date, be applied in accordance with
     Section 2.9(h) (Mandatory Prepayments) of the Credit Agreement (as amended hereby) or (b) in the event that the Electro Mercantil Sale is fully consummated thereafter, in the sole discretion of the Administrative Agent, either be (x) applied in accordance with Section 2.9(g) (Mandatory Prepayments) of the Credit Agreement or (y) applied in accordance with
     Section 2.9(h) (Mandatory Prepayments) of the Credit Agreement (as amended hereby).

               (iv) Immediately following the consummation of the Centra Sale, the Centra Proceeds shall (a) in the event that the Centra Sale is fully consummated no later than 60 days after the Fifth Amendment Effective Date, be applied in accordance with Section 2.9(h) (Mandatory Prepayments) of the Credit Agreement (as amended hereby) or (b) in the event that the Centra Sale is fully consummated thereafter, in the sole discretion of the Administrative Agent, either be (x) applied in accordance with Section 2.9(g) (Mandatory Prepayments) of the Credit Agreement (as amended hereby) or (y) applied in accordance with Section 2.9(h) (Mandatory Prepayments) of the Credit Agreement (as amended hereby).

               (v) Immediately following the consummation of the Metalurgica Sale, any Net Cash Proceeds received by Tudor with respect thereto (the "Metalurgica Sale Proceeds") shall (a) in the event that the Metalurgica Sale is fully consummated no later than 90 days after the Fifth Amendment Effective Date, be applied in accordance with Section 2.9(g) (Mandatory Prepayments) of the

     Credit Agreement (as amended hereby); provided however that, to the extent the aggregate amount of Foreign Intercompany Loans repaid pursuant to
     Section 4.3(i) of the Intercreditor with Metalurgica Sale Proceeds is greater than fifty percent (50%) of the aggregate amount of Metalurgica Sale Proceeds, a Domestic Availability Reserve equal to the amount by which such repayment amount exceeds 50% of the aggregate amount of the Metalurgica Sale Proceeds will be established against the Domestic Revolving Credit Facility or (b) in the event that the Metalurgica Sale is fully consummated thereafter, in the sole discretion of the Administrative Agent, either be (x) applied in accordance with Section 2.9(g) (Mandatory Prepayments) of the Credit Agreement (as amended hereby); provided however that, in the event any Foreign Intercompany Loans are repaid pursuant to
     Section 4.3(i) of the Intercreditor Agreement, a Domestic Availability Reserve equal to the aggregate amount of all such Intercompany Loans repaid will be established against the Domestic Revolving Credit Facility or (y) applied in accordance with 5(v)(a) hereto.

               (vi) Immediately following the consummation of the Cubas Real Property Sale, any Net Cash Proceeds received by Tudor with respect thereto (the "Cubas Real Property Sale Proceeds") shall (a) in the event the Cubas Real Property Sale is fully consummated no later than 120 days after the Fifth Amendment Effective Date, be applied in accordance with Section 2.9(g) (Mandatory Prepayments) of the Credit Agreement (as amended hereby); provided however, that, to the extent the aggregate amount of Foreign Intercompany Loans repaid pursuant to Section 4.3(i) of the Intercreditor with Cubas Real Property Sale Proceeds is greater than fifty percent (50%) of the aggregate amount of the Cubas Real Property Sale Proceeds, a Domestic Availability Reserve equal to the amount of by which such repayment exceeds 50% of the aggregate amount of the Cubas Real Property Sale Proceeds will be established against the Domestic Revolving Credit Facility or (b) in the event that the Cubas Real Property Sale is fully consummated thereafter, in the sole discretion of the Administrative Agent, either be (x) applied in accordance with Section 2.9(g) (Mandatory Prepayments) of the Credit Agreement (as amended hereby); provided however that, in the event any Foreign Intercompany Loans are repaid pursuant to
     Section 4.3(i) of the Intercreditor Agreement, a Domestic Availability Reserve equal to the aggregate amount of all such Intercompany Loans repaid will be established against the Domestic Revolving Credit Facility or (y) applied in accordance with 5(vi)(a) hereto.

     Section 6. Conditions Precedent to the Effectiveness of this Fifth Amendment and Waiver.

          This Fifth Amendment and Waiver shall become effective as of the date hereof on the date (the "Fifth Amendment Effective Date") when the following conditions precedent have been satisfied:

               (i) Certain Documents. The Administrative Agent shall have received on or before the Fifth Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient quantity and, as applicable, originally executed for each of the Lenders:

                    (A) this Fifth Amendment and Waiver executed by the Borrowers, the Domestic Guarantors, sufficient Lenders to constitute the Requisite Lenders and the Administrative Agent;

                    (B) an assignment in respect of bank accounts from Euro Exide, or such other documentation necessary to evidence the first priority, perfected security interest for the benefit of the Collateral Agent and the Secured Parties, as required by clause (e) of the definition of Foreign Borrowing Base (as amended hereby);

                    (C) a favorable opinion of Wragge & Co., special UK counsel to the Company, as required by clause (e) of the definition of Foreign Borrowing Base (as amended hereby);

                    (D) the Waiver and Consent to the Standstill Agreement and Intercreditor Agreement, dated as of the date hereof, executed by the Standstill Parties signatory thereto, the Standstill Lenders and the Pre-Petition Agent; and

                    (E) such additional documentation as the Administrative Agent or, if appropriate, the Requisite Lenders may reasonably require.

               (ii) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Fifth Amendment and Waiver, and the other Loan Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

               (iii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fifth Amendment and Waiver shall be satisfactory in all respects, including without limitation, form and substance, to the Administrative Agent in its sole discretion.

               (iv) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Fifth Amendment Effective Date.

               (v) Payment of Costs, Fees and Expenses. Counsel, including all foreign counsel, to the Administrative Agent shall have been paid all outstanding fees and expenses due and owing in connection with the Credit Agreement, the other Loan Documents and this Fifth Amendment and Waiver.

     Section 7. Representations and Warranties. Each Borrower and each Domestic Guarantor hereby represents and warrants to the Lenders that (a) as of the date hereof, and after giving effect to the amendments contained herein, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower and such Domestic Guarantor contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

     Section 8. Fifth Amendment and Waiver Fee. On the Fifth Amendment Effective Date, the Company shall have paid, to each Super-Majority Lender that has executed and delivered this Fifth Amendment and Waiver prior to the 12:00 p.m. (New York time) on April 11, 2003 (collectively the "Signing Lenders"), an amendment fee equal to such Super-Majority Lender's pro rata share of $200,000 based on such Super-Majority Lender's outstanding Commitments as of the Fifth Amendment Effective Date divided by the outstanding Commitments of all Signing Lenders.

     Section 9. Reference to and Effect on the Loan Documents.

               (a) Upon the effectiveness of this Fifth Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended hereby, all of the terms of the Credit Agreement, the Intercreditor Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

               (c) The execution, delivery and effectiveness of this Fifth Amendment and Waiver shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     Section 10. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay (i) on demand in accordance with the terms of Section
13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and Waiver and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and (ii) the Lender's fee referred to in Section 8 hereto.

     Section 11. Execution in Counterparts. This Fifth Amendment and Waiver may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     Section 12. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terns of this Fifth Amendment and Waiver in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Fifth Amendment and Waiver shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

     Section 13. Governing Law. This Fifth Amendment and Waiver shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Fifth Amendment and Waiver has been duly executed on the date set forth above.

                                   EXIDE TECHNOLOGIES, a debtor and a debtor in possession as a Borrower and a Domestic Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary


                                   EXIDE DELAWARE LLC, a debtor and a debtor in possession as a Borrower and a Domestic Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary


                                   RBD LIQUIDATION, LLC, a debtor and a debtor in possession as a Borrower and a Domestic Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP, General Counsel & Secretary

                                   GNB BATTERY TECHNOLOGIES JAPAN, INC.,
                                   as a Domestic Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP, General Counsel & Secretary


                                   EXIDE ILLINOIS, INC., a debtor and a debtor in possession as a Borrower and a Domestic Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP, General Counsel & Secretary

                                   Citicorp USA, Inc.,
                                   as Administrative Agent, Swing Loan Lender,
                                   Collateral Monitoring Agent, and a Lender


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name:  Keith R. Gerding
                                       Title: Vice President


                                   Citibank, N.A.,
                                   as Issuer


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name:  Keith R. Gerding
                                       Title: Vice President

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By: /s/ Roderick Jarrett
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By: /s/ Daniel A. Costigan
                                       -----------------------------------------
                                       Name:  DANIEL A. COSTIGAN
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By: /s/ William E. Magee
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By: /s/ Frederick W. Aase
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By: /s/ Leo von Reissig
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By: /s/ John E. McDermott
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Rederick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By: /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   SPCP GROUP LLC


                                   By: /s/ Edward Muto
                                       -----------------------------------------
                                       Name:  Edward Muto
                                       Title: Principal


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ Robert S. Fanelli
                                       -----------------------------------------
                                       Name:  Robert S. Fanelli
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By: FIT II GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                       By:
                                           -------------------------------------
                                           Name:  Greg M. Masuda CFA
                                           Title: Vice President

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ John Makrinos
                                       -----------------------------------------
                                       Name:  John Makrinos
                                       Title: Authorized Signatory


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By: FIT II GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                       By:
                                           -------------------------------------
                                           Name:  Greg M. Masuda CFA
                                           Title: Vice President

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name:  Robert S. Fanelli
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By: /s/ Jeff Nikora
                                           -------------------------------------
                                           Name:  Jeff Nikora
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By  FIT II GP, LLC, its General Partner


                                       By: /s/ Jeff Nikora
                                           -------------------------------------
                                           Name:  Jeff Nikora
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                       By:
                                           -------------------------------------
                                           Name:  Greg M. Masuda CFA
                                           Title: Vice President

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name:  Robert S. Fanelli
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By  FIT II GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                       By: /s/ Philip C. Robbins
                                           -------------------------------------
                                           Name:  Philip C. Robbins
                                           Title: Director

                                   ORYX CLO, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                       By: /s/ Philip C. Robbins
                                           -------------------------------------
                                           Name:  Philip C. Robbins
                                           Title: Director


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: Eaton Vance Management, as
                                       Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                   GRAYSON & CO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                   ORYX CLO, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                       By:
                                           -------------------------------------
                                           Name:  Greg M. Masuda CFA
                                           Title: Vice President


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: Eaton Vance Management, as
                                       Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT


                                   GRAYSON & CO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By: /s/ Scott h. page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Kerina Graves
                                       Title: Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                       Name:  Karen Brewer
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By: /s/ Suzanne E. Geiger
                                       -----------------------------------------
                                       Name:  Suzanne E. Geiger
                                       Title: Senior Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                       Name:  Karen Brewer
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Kerina Graves
                                       Title: Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ John Livingston
                                       -----------------------------------------
                                       Name:  John Livingston
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Kerina Graves
                                       Title: Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                       Name:  Karen Brewer
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By: /s/ William M. Ginn
                                       -----------------------------------------
                                       Name:  William M. Ginn
                                       Title: General Manager